UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2005

UNITED DOMINION REALTY TRUST, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-10524	54-0857512

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:       (720) 283-6120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On December 23, 2005, pursuant to the exercise of an option under a purchase agreement dated December 13, 2005 (the “Purchase Agreement”), by and between United Dominion Realty Trust, Inc. (the “Company”), and the initial purchaser named therein (the “Initial Purchaser”), the Company sold to the Initial Purchaser an additional $50,000,000 aggregate principal amount of the Company’s 4.0% Convertible Senior Notes due 2035 (the “Additional Notes”), at an initial conversion rate of 35.2988 shares of the Company’s common stock per $1,000 principal amount of the Additional Notes (which equates to an initial conversion price of approximately $28.33 per share). An aggregate principal amount of $200,000,000 of the Company’s 4.0% Convertible Senior Notes due 2035 (the “Firm Notes,” and together with the Additional Notes, the “Notes”) was purchased pursuant to the Purchase Agreement on December 19, 2005. Under the Purchase Agreement, the Initial Purchaser had the right to purchase up to an additional $50,000,000 aggregate principal amount of the Additional Notes within thirty (30) days of the date of the Purchase Agreement. The Additional Notes sold on December 23, 2005 are identical to, and are being issued pursuant to the same indenture, dated December 19, 2005, by and between the Company and SunTrust Bank, as the trustee (the “Indenture”), as the Firm Notes sold on December 19, 2005.
     The Notes are senior unsecured obligations of the Company. The Company intends to use the net proceeds from the sale of the Additional Notes to repay outstanding indebtedness under the Company’s unsecured revolving credit facility.
     The Indenture was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 19, 2005 (Commission File No. 1-10524), and is incorporated herein by reference. The information regarding the Indenture, and the issuance and terms of the Firm Notes provided in Item 2.03 of the Company’s Current Report on Form 8-K filed with the Commission on December 19, 2005, is incorporated herein by reference.
     The Notes have been sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. On December 23, 2005, the Company issued a press release announcing the exercise of the option to purchase the Additional Shares by the Initial Purchaser. A copy of the press release is attached to this report as Exhibit 99.1.
     For more information regarding the Notes, please see the disclosure below under Item 3.02, which is incorporated by reference in this Item 2.03.
Item 3.02. Unregistered Sales of Equity Securities.
     The information provided above under Item 2.03 regarding the issuance of the Additional Notes, and the information provided in Item 2.03 of the Company’s Current Report on Form 8-K filed with the Commission on December 19, 2005 (Commission File No. 1-10524), is incorporated herein by reference.
     The Firm Notes and the Additional Notes were sold to the Initial Purchaser pursuant to the Purchase Agreement in reliance on Section 4(2) of the Securities Act of 1933 (the “Act”). The Purchase Agreement contemplates the resale of the notes by the Initial Purchaser to qualified institutional buyers in accordance with Rule 144A under the Act. The exemptions under Section 4(2) and Rule 144A of the Act are, in part, based upon the representations of the Initial Purchaser in the Purchase Agreement that, among other things, the Initial Purchaser is a “qualified institutional buyer,” as defined by Rule 144A under the Act and that the Initial Purchaser will offer and sell the Notes only to persons whom the Initial Purchaser, or its agents, reasonably believes are qualified institutional buyers. The aggregate offering price for the Additional Notes was $48,925,000, or 97.85% of the aggregate principal amount of the Additional Notes. The aggregate underwriting discount for the Additional Notes was $1,075,000, or 2.15% of the aggregate principal amount of the Additional Notes.
     Prior to December 15, 2030, upon the occurrence of specified events, the Notes will be convertible at the option of the holder into cash and, in certain circumstances, shares of the Company’s common stock at an initial conversion rate of 35.2988 shares per $1,000 principal amount of Notes (which equates to an initial conversion price of approximately $28.33 per share). On or after December 15, 2030, the Notes will be convertible at any time prior to the second business day prior to maturity at the option of the holder into cash and, in certain circumstances, shares of the Company’s common stock at the above initial conversion rate. The initial conversion rate is subject to adjustment in certain circumstances.
     Prior to January 15, 2011, the Notes will not be redeemable at the option of the Company, except to preserve the status of the Company as a REIT. After January 15, 2011, the Company may redeem all or a portion of the Notes at a redemption price equal to the principal amount of the Notes to be redeemed plus accrued and unpaid interest (including additional interest), if any.
     On January 15, 2011, December 15, 2015, December 15, 2020, December 15, 2025 and December 15, 2030, as well as following the occurrence of a fundamental change, Note holders may require the Company to repurchase all or a portion of the Notes at a purchase price equal to the principal amount of the Notes to be repurchased plus accrued and unpaid interest (including additional interest), if any.
     Subject to the terms of the Indenture and the Notes, upon certain events of default, including, but not limited to, (i) a default in the payment of any principal or interest under the Notes, and (ii) a default in the payment of principal of certain other indebtedness of the Company, the trustee or the holders of at least 25% of the outstanding Notes may declare the principal amount of the Notes and the accrued and unpaid interest (including additional interest, if any) on the outstanding Notes to be due and payable immediately. Upon certain events of bankruptcy, insolvency or reorganization affecting the Company or any of its significant subsidiaries, the principal amount of the Notes and the accrued and unpaid interest (including additional interest, if any) on the outstanding Notes may automatically become due and payable.
     A copy of the Company’s press release announcing the purchase of the Additional Shares by the Initial Purchaser is attached to this report as Exhibit 99.1.

ITEM 7.01. Regulation FD Disclosure.

     Beginning December 23, 2005, the information included as Exhibit 99.2 of this report will be available on the website of United Dominion Realty Trust, Inc.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Indenture dated December 19, 2005 between United Dominion Realty Trust, Inc. and SunTrust Bank, as Trustee (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated December 13, 2005 and filed with the Securities and Exchange Commission on December 19, 2005 (Commission File No. 1-10524)).
99.1	Press Release dated December 23, 2005
99.2	Materials Relating to Mature Market Trends as of November 2005

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.

Date: December 23, 2005	/s/ Scott A. Shanaberger

Scott A. Shanaberger
Senior Vice President and
Chief Accounting Officer

3

Exhibit Index

Exhibit No.	Description
10.1	Indenture dated December 19, 2005 between United Dominion Realty Trust, Inc. and SunTrust Bank, as Trustee (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated December 13, 2005 and filed with the Securities and Exchange Commission on December 19, 2005 (Commission File No. 1-10524)).
99.1	Press Release dated December 23, 2005
99.2	Materials Relating to Mature Market Trends as of November 2005.